                                                                  EXHIBIT 10.6.1

                                   SCHEDULE 1

                            List of Other Agreements

1.  Lease Agreement for the Plant.

2.  Equipment Lease Agreement for Seller's equipment located at the Plant.

3.  Co-Pack Agreement for Buyer to co-pack Seller's branded products.

4. License Agreement for Buyer to license the use of permits, licenses, recipes and other intangible assets of Seller that are in use at the Plant.

5. Lease Override Agreement for additional payments to be made by Buyer to Seller.

6.  Non-Branded Inventory Sales Agreement.



                                       4
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                                   SCHEDULE 2

                                  EBITDA PLAN

                         [TEXT OMITTED PURSUANT TO THE
                          REGISTRANT'S APPLICATION FOR
                          CONFIDENTIAL TREATMENT UNDER
                                   RULE 406]


















                                       6
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                                   SCHEDULE 3

                       EMPLOYEES TO BE HIRED BY HOOPESTON


                                 EMPLOYEE LIST


MAINTENANCE

    Parnell, William E.
    Santana, Raul
    Travis, Russell R.
    Valdez-Santana, Leonardo
    VanWye, Jim T.
    Vargas, Manuel

WAREHOUSE

    Matthews, Chad M.
    Waddell, C.W.
    Waddell, Charles R.

RECEIVING

    Guillen-Vasques, Jose
    Le, Son

QUALITY CONTROL

    Duenas-Escareno, Susie
    Martinez, Geraldine
    Sandoval, Lydia
    Zazueta, Cecilia

CANLINE

    Meraz, Perla O.
    Monarres, Jaquelin
    Perez-Rodriguez, Victoriano
    Torres, Thomas
    Trujillo, Daphne

KITCHEN

    Gallegos, Amelia
    Hernandez, Margaret
    Herrera, Rosemary C.
    Macias, Araceli R.
    Martinez-Salasar, Victor
    Meraz, Feliciano
    Meraz, Manuel
    Meraz-Hernandez, Samuel
    Morales, Maidelaluz O.
    Perez, Edia E.
    Rios-Alonso, Mariela
    Robles, Armando
    Robles, Edel
    Robles, Juan T.
    Rodriguez, Sylvia
    Rodriguez,-Robles, Zenon
    Sanchez, Susia A.
    Solis, Maria G.
    Tremillo, Juan A.


RETORTS

    Escarcega, Baltazar
    Garcia-S, Guadalupe
    Luna-Flores, Diego
    Macias, Rodolfo S.
    Perez, Manuel J.
    Prado-Vera, Eduardo
    Reyes, Ana M.
    Robles, Honorato
    Sanchez, Maria E.
    Sandoval, Felipe


LABELING

    De La Rosa, Elisandro
    Hernandez, Arturo
    Ibarra, Rodrigo
    Lozoya, Angela
    Lozoya, Rito
    Meraz-Castillo, Esperenaza
    Ortega, Jose
    Reyes, Juan H.

INDIRECT LABOR

    Fontanilla, Fe F.


SUPERVISORS - WAREHOUSE

    Beatty, Steven
    Shanahan, Richard L.


FACTORY SUPERVISORS

    Bradley, Cynthia K.
    Hergert, Pamela S.
    Johnson, Allen V.
    Lobb, Christine
    Page, Robert G.
    Rodriguez, Jose
    Rosberg, David W.
    Schiefelbein, Jennifer L.


ADMINISTRATION

    Bayhouse, Pat
    Cordes, Arcelia
    Maxwell, Nancy K.
    Rodriguez, Elvia O.
    Sullivan, Edward A.